UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported) January 18, 2023
Quotient Technology Inc.
(Exact name of Registrant as specified in its charter)
Delaware	001-36331	77-0485123
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1260 East Stringham Avenue, Suite 600 Salt Lake City, Utah 84106
(Address of principal executive offices)
(650) 605-4600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	QUOT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2023, Scott Raskin agreed to step down as President of Quotient Technology Inc. (the “Company”), effective at the end of the first quarter of 2023. The Company does not presently intend to fill the role of President and will eliminate the role as part of the Company’s continued business transformation.

Under Mr. Raskin’s Change of Control Severance Agreement, as amended (the “Change of Control Agreement”), Mr. Raskin will be entitled to receive the separation benefits for termination without “Cause” during the “Retention Period” (as each term is defined in the Change of Control Agreement), subject to the terms and conditions of the Change of Control Agreement, including Mr. Raskin’s timely execution of an effective separation agreement and release of claims against the Company.

The foregoing summary of Mr. Raskin’s post-termination benefits is qualified in its entirety by the provisions of the Change of Control Agreement. The original agreement, the first amendment thereto and the second amendment thereto were filed with the Securities and Exchange Commission, respectively, on November 8, 2019 (as Exhibit 10.3 to Current Report on Form 10-Q), on May 5, 2022 (as Exhibit 10.3 to Current Report on Form 10-Q), and on August 9, 2022 (as Exhibit 10.9 to Current Report on Form 10-Q).

Item 7.01. Regulation FD Disclosure.

On January 24, 2023, the Company issued a press release disclosing the Company’s appointment of a new chief revenue officer, as well as Mr. Raskin’s departure. A copy of the press release is furnished as Exhibit 99.1 to this current report. The information set forth in the press release shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release, dated January 24, 2023.

104 Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Quotient Technology Inc.
By: /s/ Connie Chen
Connie Chen
General Counsel, Compliance Officer and Secretary
Date: January 24, 2023